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                                                                 EXHIBIT 10.1.2

                            VALLICORP HOLDINGS, INC.
                              AMENDED AND RESTATED
                        KEY EMPLOYEES' STOCK OPTION PLAN


       1    Purpose
            -------

            The purpose of this Key Employees' Stock Option Plan is to aid in attracting, developing and maintaining key Employees who are capable of assuring the future success of the Company by providing them with additional incentives to enlarge their proprietary interests in the Company, to increase their efforts on behalf of the Company and to continue their association with the Company.

       2    Definitions
            -----------

            (a) "Affiliate" means any bank or corporation which is a member of an unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an Option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

            (b) "Agreement" shall mean the stock option agreement entered into between the Company and a Participant, pursuant to the Plan, in the form approved by the Committee.

            (c) "Board of Directors" shall mean the Board of Directors of the Company.

            (d)  "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" shall mean the Compensation Committee of the Board of Directors, consisting of not fewer than three (3) members, which shall administer the Plan in accordance with section 5 hereof.

            (f) "Company" shall mean ValliCorp Holdings, Inc., a Delaware corporation, and its successors and assigns.

            (g) "Date of Grant" shall mean the date an Option is granted pursuant to section 7 hereof.

            (h) "Director" shall mean a member of the Board of Directors of the Company or of any Affiliate.

            (i) "Employee" shall mean any full-time, salaried employee or officer of the Company or of any Affiliate.

            (j) "Fair Market Value" shall mean the fair market value of the Company's Shares, as determined by the Committee using any reasonable method or methods of valuation.

            (k) "Incentive Option" shall mean an Option granted pursuant to the provisions of section 7 hereof that satisfies the requirements for incentive stock options contained in section 422 of the Code.

            (l) "Nonqualified Option" shall mean an Option granted pursuant to the provisions of section 7 hereof other than an Incentive Option.

            (m) "Option" shall mean a Participant's right to purchase Shares subject to the terms and conditions of the Agreement and the Plan.

            (n) "Participant" shall mean any Employee to whom an Option is granted by the Committee.

            (o) "Plan" shall mean this Key Employees' Stock Option Plan, as amended from time to time.

            (p) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, and any successor Rule thereto.

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            (q)  "Share" shall mean a share of the Company's common stock.

       3    Shares Subject to the Plan
            --------------------------

            Subject to adjustments as provided in section 14 hereof, the aggregate maximum number of Shares which are available for the grant of Options under the Plan is One Million Five Hundred Fifty Thousand (1,550,000). Such Shares may be, in whole or in part, as the Board of Directors shall determine from time to time, previously issued Shares that shall have been reacquired by the Company or authorized but unissued Shares, whether now or hereafter authorized. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unused Shares subject thereto shall again be available for other Options to be granted under the Plan.

       4    Effective Date
            --------------

            The Plan first became effective on November 30, 1989, subject to approval by the shareholders of the Company received on May 21, 1990.

       5    Administration
            --------------

            5.1 The Plan shall be administered by a Committee consisting of not fewer than three (3) members who shall be appointed from time to time by the Board of Directors.

            5.2 If no Committee has been appointed by the Board of Directors or the Committee has been terminated by the Board of Directors, each reference herein to the Committee shall be deemed to refer to the Board of Directors (unless the context otherwise requires) until such time, if ever, that a Committee is appointed by the Board of Directors.

            5.3 Subject to the provisions of the Plan and relevant law, the Committee shall have complete authority in its sole discretion: (i) to select the Participants in the Plan; (ii) to specify the purchase price and terms of payment, subject to section 8 hereof, and number of the Shares, subject to sections 3 and 6 hereof, covered by Options; (iii) to set the time when Options shall be granted; (iv) to determine the term, subject to section 9 hereof, and the vesting schedule, if any, of the Options granted hereunder; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to specify and amend the terms and provisions of Agreements;
(viii) to amend the Plan to conform with relevant law; (ix) to prescribe any restrictions with respect to the Shares covered by any Option; and (x) to make all other determinations and to do all other acts deemed necessary or advisable for the administration of the Plan. The Committee may in its sole discretion specify a different Agreement for each Participant; provided, however, that any Agreement adopted by the Committee shall conform with the terms of the Plan.
The Committee shall report to the Board of Directors the names of the Participants granted Options, the number of Shares covered thereby and the terms and conditions thereof. The Committee's determination on the foregoing matters shall be conclusive.

            5.4 No member of the Committee or the Board of Directors shall be liable for any action or determination with respect to the Plan or Agreement made in good faith. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the Company will indemnify, to the fullest extent permitted by law, the members of the Committee and the Board of Directors against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

            5.5 The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. A decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

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            5.6  The Committee may designate the Secretary of the Company or any other employees of the Company to assist it in the administration of the Plan and may grant authority to such persons to execute Agreements or other documents on the Company's behalf.

       6    Eligibility
            -----------

            6.1 Options may be granted to any Employee, including any Employee who is also a Director. Options shall be evidenced by an Agreement that specifies the terms and conditions of the grant. In determining the Employees to whom Options shall be granted and the number of Shares to be covered thereby, the Committee may consider the nature of the services rendered by the Employees, the present and potential contributions of such Employees to the success of the Company and such other factors as the Committee in its sole discretion shall deem relevant. A Participant who has been granted Options under the Plan or under any other stock option plans of the Company may be granted additional options if the Committee shall so determine, subject to the limitations set forth in this section 6.

            6.2 Nothing contained herein shall be construed to limit the Company's right to grant or assume options or other rights (other than under the Plan) in connection with any acquisition by purchase, lease, merger, consolidation or otherwise of the business and assets of any corporation, firm or association, including without limitation the right to grant options to directors or employees of such acquired corporation, firm or association who become Directors or Employees, or for other proper Company purposes. The terms or conditions of any such options or other rights may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate (but only to the extent consistent with the requirements of Rule 16b-3).

             6.3 The maximum number of Shares with respect to which Options may be granted to any Employee under this Plan during any two calendar year period is 200,000 Shares.

       7    Grant of Incentive Options and Nonqualified Options
            ---------------------------------------------------

            Options granted hereunder to Employees shall be either Incentive Options or Nonqualified Options, as designated by the Committee. If, with regard to any Incentive Options, the Fair Market Value of Shares with respect to which Options are exercisable for the first time during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such Options will be designated as Nonqualified Options at the date of exercise.

       8    Price
            -----

             8.1 The purchase price of the Shares covered by each Option shall be determined by the Committee and set forth in the Agreement, provided that the price shall be at least equal to the Fair Market Value of the Shares on the Date of Grant.

            8.2 All Shares acquired pursuant to the Plan must be fully paid for by the Participant in cash or by tender of Shares (the value of which shall be the Fair Market Value of such Shares as of the date of exercise of the Option), or a combination thereof. All Shares tendered by the Participant to pay for Shares acquired pursuant to the exercise of an Option granted under the Plan shall have been beneficially owned by the Participant for a period of not less than six (6) months prior to the time of such tender.

             8.3 The Company's obligation to deliver Shares pursuant to the terms of any Option granted hereunder shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant, or (c) delivering to the Company already owned and unencumbered Shares.

       9    Term
            ----

            The Committee shall determine the term of each Option and such term shall be set forth in the Agreement; provided that in no event shall the term of an Incentive Option exceed ten (10) years from the Date of Grant of the Incentive Option; and provided further that the term of an Incentive Option granted to an Employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company may not exceed five
(5) years from the Date of Grant of the Incentive Option.

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       10   Exercise of Options
            -------------------

            10.1 The Committee shall have complete authority in its sole discretion to prescribe in any Agreement that an Option will be exercisable in full at any time, or from time to time, during the term thereof, or to provide for exercise in such installments and at such times during such term as the Committee may determine.

            10.2 Except as determined by the Committee, and subject to section 13 hereof, no Option may be exercised unless the Participant holding the Option is an Employee on the date of such exercise. No Participant shall have any of the rights of a shareholder with respect to the Shares covered by an Option until such Shares have been issued to such Participant.

            10.3 All Options granted under the Plan are subject to the requirements that: (i) if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares under the Option, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee, and (ii) if at any time the Board of Directors or the Committee shall determine in its discretion that the exercise of any Option may violate any federal or state securities law, rule or regulation, the right of the Participant to exercise such Option shall be suspended, and the Option may not be exercised in whole or in part, until the Board of Directors or the Committee is reasonably satisfied that such a violation will not occur.

       11   Nontransferability
            ------------------

            Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and during the lifetime of a Participant, an Option may be exercised only by the Participant or his or her guardian or legal representative.

       12   No Effect on Employment Status
            ------------------------------

            Options granted under the Plan shall not be affected by any change in a Participant's duties or position so long as the Participant continues to be an employee of the Company. Nothing in the Plan or in any Option granted pursuant thereto shall confer on any Participant any right to continue in the employment of the Company or affect in any way the rights of the Company to terminate the Participant's employment at any time.

       13   Termination of Employment, Death or Disability of a Participant
            ---------------------------------------------------------------

            13.1 If a Participant's employment is terminated for deliberate, wilful or gross misconduct, as determined by the Company in its sole discretion (for "Cause"), all unexpired Options granted to such Participant shall cease immediately upon his receipt of notice of such termination; provided, however, that the Committee may, in its sole discretion, prior to the expiration of thirty (30) days from such termination, by written notice to the Employee, determine that any such Incentive Options that were exercisable on the date of such termination of employment shall not terminate pursuant to this section 13 until the expiration of three (3) months from the date of such termination of employment, and any such Nonqualified Options that were exercisable on the date of such termination of employment shall not terminate pursuant to this section 13 until the expiration of three (3) months and one day from the date of such termination of employment. In no event may any Options be exercised after the terms of the respective Options have expired.

            13.2 In the event that a Participant terminates employment for any reason other than for Cause or by death or permanent illness or disability ("Disability"), all unexpired Incentive Options may be exercised within three
(3) months after the date that the Participant ceases to be an employee of the Company, and all unexpired Nonqualified Options may be exercised within three
(3) months and one day after the date that the Participant ceased to be an employee of the Company, but in either case only to the extent that any such Options were otherwise exercisable at the date of such termination of employment. All other unexpired Options granted to such Participant immediately terminate on such date.

            13.3 If a Participant shall die while he is employed by the Company, or the employment of a Participant is terminated because of Disability, such Participant's Options may be exercised by his legatees under his will, or by his personal representatives, or by his distributees, or by him, as the case may be, at any time within twelve (12) months after his termination of employment, but in no event after the expiration of the term of the Option specified in the Agreement therefor, and only to the extent that any such Option is exercisable within the

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three (3) month period following such Participant's termination of employment.
In no event may an Option be exercised pursuant to this section 13.03 prior to the date it would be otherwise exercisable.

       14   Adjustment of and Changes in the Shares
            ---------------------------------------

            14.1 In the event the outstanding Shares as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of the outstanding Shares shall be increased through the payment of a stock dividend, the Board of Directors may substitute for or add to each Share theretofore appropriated or thereafter subject or which may become subject to an Option, or the number of Shares set forth in Section 6.03 hereof, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. In addition, the Board of Directors may make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, so that any Participant's proportionate interest in the Company by reason of his rights under unexercised portions of such Options shall be maintained as before the occurrence of such event. Any such adjustment in outstanding Options shall be made without change in the total price to the unexercised portion of the Option and with a corresponding adjustment in the Option price per share.

            14.2 In the event of sale, dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving or resulting corporation, or a merger or consolidation in which the Company becomes the subsidiary of another person or entity, the Board of Directors shall have the power to cause the termination of every Option outstanding hereunder, except that the surviving, resulting or parent corporation may, in its absolute and uncontrolled discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise; provided, however, that in all events the Participant shall have the right immediately prior to such sale, dissolution, liquidation, merger or consolidation to notification thereof as soon as practicable and, thereafter, to exercise the Participant's Options and purchase Shares subject thereto to the extent of any unexercised portion of the Options, regardless of any vesting provisions hereunder. In the case of Options constituting Incentive Options, such Options shall become exercisable pursuant to the preceding sentence notwithstanding the limitation set forth in section 7 hereof. This right of exercise shall be conditioned upon the execution of a final plan of dissolution or liquidation or a definitive agreement of merger or consolidation and upon the Company's receipt of written notice of such exercise at least five (5) days prior to such sale, dissolution, liquidation, merger, or consolidation. For purposes of this paragraph, the Company shall be deemed to be a "subsidiary" of any person or entity that owns or controls, directly or indirectly, more than fifty percent (50%) of the outstanding shares of the Company.

            14.3 In the event of an offer by any person or entity to all shareholders of the Company to purchase more than fifty percent (50%) of the Shares outstanding immediately prior to such offer (or shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in this section 14), any Participant shall have the right upon the commencement of such offer to exercise any Option and purchase Shares subject thereto to the extent of any unexercised or unvested portion of such Option. In the case of Options constituting Incentive Options, such Options shall become exercisable pursuant to the preceding sentence notwithstanding the limitation set forth in section 7 hereof.

            14.4 No right to purchase fractional Shares shall result from any adjustment in Options pursuant to section 14. In case of any such adjustment, the number of Shares subject to the Option shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each Participant and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

            14.5  To the extent any adjustments required pursuant to this section 14 relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors or the Committee, whose determination in that respect shall be final, binding and conclusive.

            14.6 Except as expressly provided in this section 14, a Participant shall have no rights by reason of any of the following events: (i) subdivision or consolidation of shares of stock of any class; (ii) payment of any stock dividend; (iii) any other increase or decrease in the number of shares of stock of any class; or (iv) any dissolution, liquidation, merger, consolidation, or spin-off of assets or stock of another corporation. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to any Option, and no adjustment by reason thereof shall be made.

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            14.7 The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, recapitalizations, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

       15   Amendment of the Plan
            ---------------------

            15.1 The Committee may amend the Plan at any time, and from time to time; provided, however, that the approval of the affirmative vote of holders of a majority of the Company's shares present or represented at a duly convened meeting of shareholders at which a quorum is present shall be required for any amendment that is provided for in Rule 16b-3.

            15.2 Rights and obligations under any Option granted before an amendment of the Plan became or becomes effective shall not be altered or impaired by such an amendment except upon written consent to the specific amendment by the Participant to whom the Option was granted.

       16   Termination or Suspension of the Plan
            -------------------------------------

            16.1 The Board of Directors or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day preceding the tenth (10th) anniversary of the date on which the Plan, as amended, is adopted by the Board of Directors or approved by the shareholders, whichever first occurs. An Option may not be granted while the Plan is suspended or after it is terminated. Any suspension of the Plan shall not serve to extend the termination date thereof.

            16.2 Subject to the effect of sections 10 and 13 above, all rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan, except upon written consent to the specific alteration or impairment by the Participant to whom the Option was granted.

       17   Consent of Participants
            -----------------------

            Every Participant who accepts an Option under the Plan shall be bound by the terms and conditions of the Plan as in effect on the Date of Grant and his acceptance thereof may be made only by his execution of an Agreement. The grant of any Option under the Plan shall become void if the Participant involved shall fail to execute and deliver a copy of the Agreement to the Company within thirty (30) days after the Agreement is sent by the Company to such Participant.

       18   Deliveries of Certificates and Resale
            -------------------------------------

            Certificates for the Shares acquired through the exercise of an Option shall be delivered to the Participant involved as soon as possible after such exercise and the Company's receipt of payment for such Shares. Such certificates shall be subject to such legends, stop-transfer instructions, or other conditions as counsel for the Company shall recommend in order to ensure the Company's compliance with all applicable state and federal laws, rules and regulations. There is no assurance that the Participant may sell the Shares acquired through the exercise of an Option until such Shares have been registered or qualified for such sale with the Securities and Exchange Commission and any appropriate state agencies. The Company is not obligated to so register or qualify such Shares.

       19   Creditors
            ---------

            The interests of any Participant under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in Section 11.

       20   Certain Conflicts
            -----------------

            If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3. If this Plan does not contain any provision required to be included herein under Rule 16b-3, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set forth herein.

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       21   Construction
            ------------

            As used herein, the singular shall include the plural, and vice versa, and the masculine shall include the feminine.

       22   Governing Law
            -------------

            The interpretation and performance of the Plan shall be governed by the laws of the State of Delaware.


Includes changes by First Amendment, November 12, 1993, Second Amendment, June 30, 1994, Third Amendment, April 10, 1995 and Fourth Amendment, March 14, 1996.

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